EXHIBIT 10.3
Schedule identifying agreements substantially identical to the form of Indemnity Agreement constituting Exhibit 10-q-1 to the Company’s Annual Report on Form 10-K for the year ended September 30, 2004, entered into by Conexant Systems, Inc. and each of the following persons
Name
Daniel A. Artusi
Donald R. Beall
Steven J. Bilodeau
Dwight W. Decker
F. Craig Farrill
Balakrishnan S. Iyer
John W. Marren
D. Scott Mercer
Jerre L. Stead
Giuseppe Zocco
J. Scott Blouin
Jasmina T. Boulanger
Lewis C. Brewster
Dennis E. O’Reilly
Kerry K. Petry
F. Matthew Rhodes